UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2005

                        Patient Safety Technologies, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                811-05103                   13-3419202
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

              100 Wilshire Blvd., Ste. 1500, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)

                                 (310) 752-1416
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

      On April 22, 2005, Patient Safety Technologies, Inc. (the "Company") entered into a subscription agreement with James Colen ("Colen"), pursuant to which the Company sold Colen 20,000 shares of the Company's common stock and warrants to purchase an additional 20,000 shares of the Company's common stock. The Company received gross proceeds of $100,000 from the sale of stock and warrants to Colen. The sale was made in a private placement exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

      The Company sold shares of its common stock to Colen at a price of $5.00 per share. For each two shares of common stock purchased Colen received one callable warrant and one non-callable warrant to purchase additional shares of the Company's common stock. In aggregate, Colen purchased 20,000 shares of the Company's common stock, callable warrants to purchase 10,000 shares of the Company's common stock and non-callable warrants to purchase 10,000 shares of the Company's common stock. Pursuant to the subscription agreement, the Company granted Colen piggy back registration rights to register the resale of the shares of common stock and shares issuable upon exercise of the warrants.

      Both the callable and non-callable warrants are exercisable for a period of five years from April 22, 2005 and have an exercise price per share equal to $6.05. In the event the closing sale price of the Company's common stock equals or exceeds $7.50 for at least five consecutive trading days, the Company, upon 30 days prior written notice, may call the callable warrant at a redemption price equal to $0.01 per share of common stock then purchasable pursuant to such warrant. Notwithstanding, such notice, the warrant holder may exercise the callable warrant prior to the end of the 30-day notice period.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits

Exhibit
Number      Description
-------     -------------------------------------------------------------------

10.1 Subscription Agreement dated April 22, 2005 between Patient Safety Technologies, Inc. and James Colen

10.2        Form of non-callable Warrant issued to James Colen

10.3        Form of callable Warrant issued to James Colen


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Patient Safety Technologies, Inc.


Dated: April 26, 2005                     By:  /s/ Milton Ault
                                               ---------------------------
                                          Name:    Milton "Todd" Ault, III
                                          Title:   Chief Executive Officer



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